ECOSCIENCE CORPORATION

                                  EXHIBIT 99.2

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                     ECOSCIENCE CORPORATION AND SUBSIDIARIES

                       INTRODUCTION TO PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

                                    UNAUDITED


The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Fiscal Year Ended June 30, 1998 and for the Three Months Ended September 30, 1998, have been prepared to give effect to (i) the acquisition by the Company from Cogentrix Delaware Holdings, Inc. ("Cogentrix") of all of the outstanding common stock of certain corporations that are partners with the Company in limited partnerships (the "Greenhouse Partnerships") that operate four of the Company's greenhouse operations (the "Cogentrix Acquisition"), (ii) the issuance to Cogentrix of 1,000,000 shares of the Company's Common Stock and $21,600,000 promissory notes bearing interest at 11.25% per annum, (iii) the forgiveness of a note receivable of $1,838,000 bearing interest at 6% per annum, together with accrued interest thereon of $193,000, due from an affiliate of Cogentrix to one of the Greenhouse Partnerships, (iv) the forgiveness of a $643,000 note payable bearing interest at 6% per annum, together with accrued interest thereon of $68,000, due to an affiliate of Cogentrix from one of the Greenhouse Partnerships and (v) termination of an Option Agreement with Cogentrix, in which APD granted to
Cogentrix certain rights to participate in future projects involving the development, acquisition, owning of or operating by APD of any greenhouse facility at which fruit or vegetables are to be grown, as defined; as if such transactions had occurred on July 1, 1997 and 1998 for the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Fiscal Year Ended June 30, 1998 and for the Three Months Ended September 30, 1998, respectively, and on September 30, 1998 for the Unaudited Pro Forma Condensed Consolidated Balance Sheet. In addition, the following unaudited pro forma condensed consolidated financial information has been prepared utilizing the Company's audited historical Consolidated Financial Statements for the Fiscal Year Ended June 30, 1998 and the Company's unaudited interim Consolidated Financial Statements as of and for the Three Months Ended September 30, 1998, all of which have been restated to reflect the merger with APD accounted for as a pooling of interests, as well as, to give effect to the one for five reverse split of Common Stock which occurred on September 30, 1998.

The pro forma condensed consolidated financial information has been prepared using the purchase method of accounting for the Cogentrix Acquisition. Under this method of accounting, an allocation of the purchase price consideration given plus related acquisition costs incurred by the Company in connection with these transactions has been made based upon a preliminary estimate of the fair value of the investment in the net assets acquired from Cogentrix. The fair value of the 1,000,000 shares of Common Stock which was issued on December 30, 1998, has been estimated at $4.00 per share using the average of the closing market prices for the seven trading days between November 27, 1998 and December 7, 1998, the date on which the Stock Purchase Agreement was executed and four days prior to the announcement of these transactions to the public. The closing market price for the Company's Common Stock was $4.25 per share on December 30, 1998. The actual purchase accounting adjustments to reflect the fair value of the investment in the net assets acquired from Cogentrix will be based upon an independent appraisal, and accordingly, the pro forma adjustments that have been used in the pro forma condensed consolidated financial information are subject to change pending final allocation of the purchase price and are based on preliminary assumptions regarding purchase accounting adjustments.

The pro forma condensed consolidated statements of operations have been prepared to reflect the Company's purchase of Cogentrix's minority interests in the four Greenhouse Partnerships and consolidation of 100% of the results of operations for these four Greenhouse Partnerships after giving effect to the pro forma adjustments for depreciation expense, goodwill amortization expense, interest income, and interest expense related to the transactions described above. The pro forma condensed consolidated financial information does not purport to be indicative of the Company's consolidated results of operations or financial position that would have been reported had these transactions occurred on the dates indicated above, nor which may occur in the future.

                     ECOSCIENCE CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                  In thousands

                                                                                                                Pro Forma
                                                                                                     -------------------------------
                                                                                    Historical       Transaction
                                                                                     Company         Adjustments (1)    Consolidated
                                                                                     -------         ---------------    ------------
                                     ASSETS
Current assets:
  Cash and cash equivalents ................................................           $2,256                                $2,256
  Short-term investments ...................................................              385                                   385
  Accounts receivable, net .................................................            2,497                                 2,497
  Inventories ..............................................................            8,230                                 8,230
  Other current assets .....................................................            5,433           ($2,031)(1)           3,402
                                                                                     --------          --------            --------
       Total current assets ................................................           18,801            (2,031)             16,770

Property, plant and equipment, net .........................................           55,057             9,300(2)           64,357
Intangible assets including goodwill, net ..................................            1,516            13,908(3)           15,424
Other noncurrent assets ....................................................            2,145                                 2,145
                                                                                     --------          --------            --------
             Total assets ..................................................          $77,519           $21,177             $98,696
                                                                                     ========          ========            ========

                    LIABILITIES AND STOCKHOLDERS' INVESTMENT

Current liabilities:
  Short-term borrowings ....................................................          $11,757           $21,600(1)          $33,357
  Current portion of noncurrent liabilities ................................           48,167              (643)(1)          47,524
  Accounts payable .........................................................            7,289               200(3)            7,489
  Accrued expenses and other current liabilities ...........................            4,479             1,147(1)(3)         5,626
                                                                                     --------          --------            --------
       Total current liabilities ...........................................           71,692            22,304              93,996
                                                                                     --------          --------            --------

Noncurrent liabilities .....................................................            3,612                                 3,612
                                                                                     --------                              --------

Minority interest in limited partnerships ..................................            6,127            (5,127)(4)           1,000
                                                                                     --------          --------            --------

Commitments and contingencies

Stockholders' investment:
  Preferred stock ..........................................................               --                                    --
  Common stock .............................................................              116                10(1)              126
  Additional paid-in capital ...............................................           52,074             3,990(1)           56,064
  Accumulated deficit ......................................................          (56,111)                              (56,111)
  Unrealized gain on short-term investments ................................                9                                     9
                                                                                     --------          --------            --------
       Total stockholders' investment (deficit) ............................           (3,912)            4,000                  88
                                                                                     --------          --------            --------
             Total liabilities and stockholders' investment ................          $77,519           $21,177             $98,696
                                                                                     ========          ========            ========


                 See accompanying notes to pro forma condensed
                       consolidated financial information.

                     ECOSCIENCE CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE FISCAL YEAR ENDED JUNE 30, 1998
                       In thousands, except per share data

                                                                                                                Pro Forma
                                                                                                      ------------------------------
                                                                                       Historical     Transaction
                                                                                        Company       Adjustments (1)   Consolidated
                                                                                        -------       ---------------   ------------
Net revenue .....................................................................        $46,177                            $46,177
Cost of revenue .................................................................         41,847            $465(5)          42,312
                                                                                        --------        --------           --------
Gross profit ....................................................................          4,330            (465)             3,865
                                                                                        --------        --------           --------
Operating expenses:
  Research and development ......................................................            465                                465
  Selling, general and administrative ...........................................         10,336             556(6)          10,892
                                                                                        --------        --------           --------
       Total operating expenses .................................................         10,801             556             11,357
                                                                                        --------        --------           --------
Operating loss ..................................................................         (6,471)         (1,021)            (7,492)
                                                                                        --------        --------           --------
Other income (expense):
  Interest, net .................................................................         (3,289)         (2,501)(7)         (5,790)
  Other, net ....................................................................           (115)                              (115)
                                                                                        --------        --------           --------
       Total other expense, net .................................................         (3,404)         (2,501)            (5,905)
                                                                                        --------        --------           --------
Loss before income taxes and minority interest ..................................         (9,875)         (3,522)           (13,397)
Provision for income taxes ......................................................             21              --(9)              21
                                                                                        --------        --------           --------
Loss before minority interest ...................................................         (9,896)         (3,522)           (13,418)
Minority interest in net loss of consolidated limited partnerships ..............          6,149          (6,149)(8)             --
                                                                                        --------        --------           --------
Net loss ........................................................................        ($3,747)        ($9,671)          ($13,418)
                                                                                        ========        ========           ========
Loss per share:
Basic
  Net loss ......................................................................         ($0.32)                            ($1.06)
                                                                                        ========                           ========

  Weighted average common shares outstanding ....................................         11,612           1,000(1)          12,612
                                                                                        ========        ========           ========
Diluted
  Net loss ......................................................................         ($0.32)                            ($1.06)
                                                                                        ========                           ========

  Weighted average common shares outstanding - diluted ..........................         11,612           1,000(1)          12,612
                                                                                        ========        ========           ========

                  See accompanying notes to pro forma condensed
                       consolidated financial information.

                     ECOSCIENCE CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1998
                       In thousands, except per share data

                                                                                                         Pro Forma
                                                                                              ------------------------------
                                                                                 Historical    Transaction
                                                                                  Company     Adjustments (1)   Consolidated
                                                                                  -------     ---------------   ------------
Net revenue ................................................................       $8,708                         $8,708
Cost of revenue ............................................................       10,032          $116(5)        10,148
                                                                                 --------       -------           ------
Gross loss .................................................................       (1,324)         (116)          (1,440)
                                                                                 --------       -------           ------
Operating expenses:
  Research and development .................................................          128                            128
  Selling, general and administrative ......................................        3,671           139(6)         3,810
                                                                                 --------       -------           ------
       Total operating expenses ............................................        3,799           139            3,938
                                                                                 --------       -------           ------
Operating loss .............................................................       (5,123)         (255)          (5,378)
                                                                                 --------       -------           ------
Other income (expense):
  Interest, net ............................................................         (946)         (625)(7)       (1,571)
  Other, net ...............................................................           26                             26
                                                                                 --------       -------           ------
       Total other expense, net ............................................         (920)         (625)          (1,545)
                                                                                 --------       -------           ------
Loss before income taxes and minority interest .............................       (6,043)         (880)          (6,923)
Provision for (benefit from) income taxes ..................................           --            --(9)            --
                                                                                 --------       -------           ------
Loss before minority interest ..............................................       (6,043)         (880)          (6,923)
Minority interest in net loss of consolidated limited partnerships .........        2,151        (2,151)(8)           --
                                                                                 --------       -------           ------
Net loss ...................................................................      ($3,892)      ($3,031)         ($6,923)
                                                                                 ========      ========           ======
Loss per share:
Basic
  Net loss .................................................................       ($0.33)                        ($0.55)
                                                                                 ========                         ======
  Weighted average common shares outstanding ...............................       11,619         1,000(1)        12,619
                                                                                 ========         =====           ======
Diluted
  Net loss .................................................................       ($0.33)                        ($0.55)
                                                                                 ========                         ======
  Weighted average common shares outstanding - diluted .....................       11,619         1,000(1)        12,619
                                                                                 ========         =====           ======

                  See accompanying notes to pro forma condensed
                       consolidated financial information.

                    ECOSCIENCE CORPORATION AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

                                   UNAUDITED


(1) Pursuant to a Stock Purchase Agreement by and between Cogentrix and the Company, the closing and effective date for which was December 30, 1998, the Company issued 1,000,000 shares of its Common Stock with a par value of $0.01 per share and a $20,600,000 promissory note bearing interest at 11.25% per annum, which was originally due and payable including accrued interest ($476,000) on March 15, 1999, in exchange for all of the outstanding stock of certain corporations that are partners with the Company in limited partnerships that operate four greenhouses. On March 12, 1999, Cogentrix agreed to extend the maturity date of the note to June 30, 1999 for $1,000,000.

     In addition, pursuant to the Stock Purchase Agreement, the Company has effectively forgiven the amount due from Cogentrix of $1,838,000 under a promissory note bearing interest at a rate of 6% per annum, together with accrued interest thereon of $193,000, and Cogentrix has effectively forgiven the amount due from the Company of $643,000 under a promissory note bearing interest at a rate of 6% per annum, together with the accrued interest thereon of $68,000.

(2) To reflect the estimated fair value of the property, plant and equipment assets of the entities acquired. The amount of the estimated step-up in the basis of the property, plant and equipment assets has been limited to the portion attributable to the minority interest acquired.

(3) The estimated goodwill asset which has resulted from these transactions is as follows:

                    (Amounts in thousands, except per share and percentage data)

Purchase price consideration given by the Company
-------------------------------------------------
Fair value of Common  Stock  issued  based on an average of the  closing  market prices as reported between
    November 27, 1998 and December 7, 1998, the date of the Stock Purchase Agreement, of $4.00 per share ...........         $4,000
Issuance of 11.25% promissory notes payable to Cogentrix due on June 30, 1999 .....................................          21,600
Interest on promissory notes payable through June 30, 1999 .........................................................          1,215
Forgiveness of 6% promissory note due from Cogentrix ...............................................................          1,838
Forgiveness of 6% promissory note due to Cogentrix .................................................................           (643)
Forgiveness of accrued interest receivable for 6% promissory note due from Cogentrix ...............................            193
Forgiveness of accrued interest payable for 6% promissory note due to Cogentrix ....................................            (68)
Estimated accrued transaction costs ................................................................................            200
                                                                                                                           --------
      Total purchase price consideration given by the Company ......................................................         28,335
Estimated fair value of the net assets of the entities acquired from Cogentrix .....................................        (14,427)
                                                                                                                           --------
     Estimated excess of purchase price over net assets acquired (Goodwill) ........................................        $13,908
                                                                                                                           ========


(4) Amount represents Cogentrix's minority interest in the underlying equity of the four greenhouse partnerships at the Company's acquisition date of Cogentrix's minority interest.

(5) To adjust depreciation expense on property and equipment using the straight-line method, as follows:

                 (Amounts in thousands, except useful life and time factor data)

Amount of step-up in basis of property and equipment for the interests in
    four greenhouses acquired to estimated fair value .................................................................       $9,300
Estimated useful life in years ........................................................................................           20
                                                                                                                              ------
     Pro forma depreciation expense adjustment for fiscal year ended June 30, 1998 ....................................         $465
Factor to divide annual pro forma depreciation expense to determine pro forma adjustment for interim period ...........            4
                                                                                                                              ------
     Pro forma depreciation expense adjustment for the three months ended September 30, 1998 ..........................         $116
                                                                                                                              ======


(6) To reflect goodwill amortization expense which resulted from the Company's purchase of the acquired entities using the straight-line method as follows:

                 (Amounts in thousands, except useful life and time factor data)

Amount of goodwill asset related to the purchase of the acquired entities estimated above ...............................    $13,908
Estimated useful life in years ..........................................................................................         25
                                                                                                                             -------
     Pro forma goodwill amortization expense adjustment for fiscal year ended June 30, 1998 .............................       $556
Factor to divide annual pro forma goodwill amortization expense to determine pro forma adjustment for interim period ....          4
                                                                                                                             -------
     Pro forma goodwill amortization expense adjustment for the three months ended September 30, 1998 ...................       $139
                                                                                                                             =======

(7) To adjust interest income and interest expense to reflect the issuance of the $21,600,000 promissory notes bearing interest at 11.25% per annum, the forgiveness of the $1,838,000 promissory note bearing interest at 6% per annum due from Cogentrix, and the forgiveness of the $643,000 promissory note bearing interest at 6% per annum due to Cogentrix, as if such transactions had occurred at the beginning of periods presented as follows:

                  (Amounts in thousands, except percentage and time factor data)

Record interest expense on the 11.25% $21,600 notes payable to Cogentrix ..............................................     ($2,430)
Eliminate interest expense on the 6% $643 note payable to Cogentrix ...................................................          39
Eliminate interest income on the 6% $1,838 note receivable from Cogentrix .............................................        (110)
                                                                                                                            -------
     Pro forma interest expense, net of interest income adjustment for the fiscal year ended June 30, 1998 ............     ($2,501)
Factor to divide annual pro forma interest expense, net to determine pro forma adjustment for interim period ..........           4
                                                                                                                            -------
     Pro forma interest expense, net of interest income adjustment for the three months ended September 30, 1998 ......       ($625)
                                                                                                                            =======


(8) To eliminate minority interest in net losses from the limited partnerships for the corresponding periods presented after giving effect to the Company's purchase of the acquired entities from Cogentrix and the corresponding consolidation of 100% of the results of operations from the limited partnerships.

(9) Since the Company has incurred significant historical operating losses for both financial and income tax reporting purposes for the periods presented and due to the uncertainty of the realization of the benefit of any related deferred tax assets, the pro forma adjustments do not reflect any income tax benefit.